                                                                    Exhibit 25.1


================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]



                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)


                        PAXSON COMMUNICATIONS CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                59-3212788
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                         TABLE OF ADDITIONAL REGISTRANTS

AMERICA 51, L.P.                                      Delaware      86-0889042
BUD HITS, INC.                                         Florida      65-0912159
BUD SONGS, INC.                                        Florida      65-0897301
CAP COMMUNICATIONS LICENSE OF NEW LONDON, INC.         Florida      65-0882807
CAP COMMUNICATIONS OF NEW LONDON, INC.                 Florida      65-0882805
CAP COMMUNICATIONS, INC.                               Florida      65-0882809
CHANNEL 66 OF TAMPA, INC.                              Florida      59-3227857
CLEARLAKE PRODUCTIONS, INC.                            Florida      65-0863302
COCOLA MEDIA CORPORATION OF FLORIDA                   Delaware      77-0406411
COCOLA MEDIA CORPORATION OF SAN FRANCISCO, INC.      California     77-0448296
DP MEDIA, INC.                                         Florida      59-3227378
DP MEDIA LICENSE OF BATTLE CREEK, INC.                 Florida      65-0769770
DP MEDIA LICENSE OF BOSTON, INC.                       Florida      65-0822057
DP MEDIA LICENSE OF MARTINSBURG, INC.                  Florida      65-0769782
DP MEDIA LICENSE OF MILWAUKEE, INC.                    Florida      65-0817050

DP MEDIA LICENSE OF RALEIGH DURHAM, INC.               Florida      65-0769780
DP MEDIA OF BATTLE CREEK, INC.                         Florida      65-0773604
DP MEDIA OF BOSTON, INC.                               Florida      65-0829541
DP MEDIA OF MARTINSBURG, INC.                          Florida      65-0719860
DP MEDIA OF MILWAUKEE, INC.                            Florida      65-0816378
DP MEDIA OF RALEIGH DURHAM, INC.                       Florida      65-0733737
DP MEDIA OF ST. LOUIS, INC.                            Florida      65-0769772
FLAGLER PRODUCTIONS, INC.                              Florida      65-1118465
HISPANIC BROADCASTING, INC.                            Florida      59-2537913
IRON MOUNTAIN PRODUCTIONS, INC.                        Florida      65-1001631
OCEAN STATE TELEVISION, LLC                           Delaware       06-14832
PAX HITS PUBLISHING, INC                               Florida      65-0897299
PAX INTERNET, INC.                                     Florida      59-2907133
PAX NET TELEVISION PRODUCTIONS, INC.                   Florida      65-0830580
PAX NET, INC.                                         Delaware      65-0789886
PAXSON AKRON LICENSE, INC.                             Florida      65-0611729
PAXSON ALBANY LICENSE, INC.                            Florida      65-0736665
PAXSON ALBUQUERQUE LICENSE, INC.                       Florida      65-0813266
PAXSON ATLANTA LICENSE, INC.                           Florida      59-3291854
PAXSON BIRMINGHAM LICENSE, INC.                        Florida      65-0688716
PAXSON BOSTON LICENSE, INC.                            Florida      59-3283741
PAXSON BOSTON-68 LICENSE, INC.                         Florida      65-0964667
PAXSON BUFFALO LICENSE, INC.                           Florida      65-0744425
PAXSON CEDAR RAPIDS LICENSE, INC.                      Florida      65-0744422
PAXSON CHARLESTON LICENSE, INC.                        Florida      65-0780849
PAXSON CHICAGO LICENSE, INC.                           Florida      59-3498673
PAXSON COMMUNICATIONS LICENSE COMPANY, LLC            Delaware      65-0858700
PAXSON COMMUNICATIONS LPTV, INC.                       Florida      65-0641981
PAXSON COMMUNICATIONS MANAGEMENT COMPANY, INC.         Florida      59-3212233
PAXSON COMMUNICATIONS OF AKRON-23, INC.                Florida      65-0611718
PAXSON COMMUNICATIONS OF ALBANY-55, INC.               Florida      65-0628627
PAXSON COMMUNICATIONS OF ALBUQUERQUE-14, INC.          Florida      65-0766945
PAXSON COMMUNICATIONS OF ATLANTA-14, INC.              Florida      59-3235962
PAXSON COMMUNICATIONS OF BIRMINGHAM-44, INC.           Florida      65-0688713
PAXSON COMMUNICATIONS OF BOSTON-46, INC.               Florida      65-0686132
PAXSON COMMUNICATIONS OF BOSTON-60, INC.               Florida      59-3283737
PAXSON COMMUNICATIONS OF BOSTON-68, INC.               Florida      65-0918840
PAXSON COMMUNICATIONS OF BUFFALO-51, INC.              Florida      65-0744433
PAXSON COMMUNICATIONS OF CEDAR RAPIDS-48, INC          Florida      65-0744431
PAXSON COMMUNICATIONS OF CHARLESTON-29, INC.           Florida      65-0780847
PAXSON COMMUNICATIONS OF CHICAGO-38, INC.              Florida      65-0806274
PAXSON COMMUNICATIONS OF DALLAS-68, INC.               Florida      59-3283742
PAXSON COMMUNICATIONS OF DAVENPORT-67, INC.            Florida      65-0813879
PAXSON COMMUNICATIONS OF DENVER-59, INC.               Florida      65-0603895
PAXSON COMMUNICATIONS OF DES MOINES-39, INC.           Florida      65-0813632
PAXSON COMMUNICATIONS OF DETROIT-31, INC.              Florida      65-0735187
PAXSON COMMUNICATIONS OF FAYETTEVILLE-62, INC          Florida      65-0771647
PAXSON COMMUNICATIONS OF FRESNO-61, INC.               Florida      65-0742713
PAXSON COMMUNICATIONS OF GREENSBORO-16, INC.           Florida      65-0653894
PAXSON COMMUNICATIONS OF GREENVILLE-38, INC.           Florida      65-0813242
PAXSON COMMUNICATIONS OF HONOLULU-66, INC.             Florida      65-0754528
PAXSON COMMUNICATIONS OF HOUSTON-49, INC.              Florida      76-0461679
PAXSON COMMUNICATIONS OF JACKSONVILLE-21, INC.         Florida      65-1004849
COMMUNICATIONS OF JACKSONVILLE-35, INC.                Florida      65-0922580
PAXSON COMMUNICATIONS OF KANSAS CITY-50, INC.          Florida      65-0712686
PAXSON COMMUNICATIONS OF KNOXVILLE-54, INC.            Florida      65-0804455

PAXSON COMMUNICATIONS OF LEXINGTON-67, INC.            Florida      65-0826029
PAXSON COMMUNICATIONS OF LOS ANGELES-30, INC.          Florida      59-3295991
PAXSON COMMUNICATIONS OF LOUISVILLE-21, INC            Florida      65-0917351
PAXSON COMMUNICATIONS OF MEMPHIS-50, INC.              Florida      65-0804519
PAXSON COMMUNICATIONS OF MIAMI-35, INC.                Florida      65-0471066
PAXSON COMMUNICATIONS OF MINNEAPOLIS-41, INC           Florida      59-3295983
PAXSON COMMUNICATIONS OF MOBILE-61, INC.               Florida      65-0815802
PAXSON COMMUNICATIONS OF NASHVILLE-28, INC.            Florida      65-0744429
PAXSON COMMUNICATIONS OF NEW ORLEANS-49, INC           Florida      65-0804451
PAXSON COMMUNICATIONS OF NEW YORK-31, INC              Florida      65-0752309
PAXSON COMMUNICATIONS OF NORFOLK-49, INC               Florida      65-0814356
PAXSON COMMUNICATIONS OF OKLAHOMA CITY-62, INC.        Florida      65-0682182
PAXSON COMMUNICATIONS OF ORLANDO-56, INC.              Florida      59-3297996
PAXSON COMMUNICATIONS OF PHILADELPHIA-61, INC.         Florida      59-3283731
PAXSON COMMUNICATIONS OF PHOENIX-13, INC.              Florida      65-0635181
PAXSON COMMUNICATIONS OF PHOENIX-51, INC.              Florida      65-0686052
PAXSON COMMUNICATIONS OF PITTSBURGH-40, INC.           Florida      65-0731832
PAXSON COMMUNICATIONS OF PORTLAND-22, INC.             Florida      65-0826031
PAXSON COMMUNICATIONS OF PORTLAND-23, INC.             Florida      65-0806275
PAXSON COMMUNICATIONS OF PROVIDENCE-69, INC.           Florida      65-0643775
PAXSON COMMUNICATIONS OF ROANOKE-38, INC.              Florida      65-0741687
PAXSON COMMUNICATIONS OF SACRAMENTO-29, INC.           Florida      65-0685880
PAXSON COMMUNICATIONS OF SALT LAKE CITY-30, INC.       Florida      65-0717339
PAXSON COMMUNICATIONS OF SAN ANTONIO-26, INC.          Florida      65-0826035
PAXSON COMMUNICATIONS OF SAN JOSE-65, INC.             Florida      59-3283735
PAXSON COMMUNICATIONS OF SAN JUAN, INC.                Florida      58-22195653
PAXSON COMMUNICATIONS OF SCRANTON-64, INC.             Florida      65-0735747
PAXSON COMMUNICATIONS OF SEATTLE-33, INC               Florida      65-0686130
PAXSON COMMUNICATIONS OF SHREVEPORT-21, INC.           Florida      65-0813244
PAXSON COMMUNICATIONS OF SPOKANE-34, INC.              Florida      65-0815799
PAXSON COMMUNICATIONS OF ST. CROIX-15, INC.            Florida      65-0815807
PAXSON COMMUNICATIONS OF SYRACUSE-56, INC.             Florida      65-0795912
PAXSON COMMUNICATIONS OF TAMPA-66, INC.                Florida      59-3227558
PAXSON COMMUNICATIONS OF TUCSON-46, INC.               Florida      65-0744426
PAXSON COMMUNICATIONS OF TULSA-44, INC.                Florida      65-0653898
PAXSON COMMUNICATIONS OF WASHINGTON-66, INC.           Florida      65-0735951
PAXSON COMMUNICATIONS OF WAUSAU-46, INC.               Florida       65-08317
PAXSON COMMUNICATIONS OF WEST PALM BEACH-67, INC.      Florida      65-0823013
PAXSON COMMUNICATIONS TELEVISION, INC.                 Florida      59-3283729
PAXSON DALLAS LICENSE, INC.                            Florida      59-3283743
PAXSON DAVENPORT LICENSE, INC.                         Florida      65-0813875
PAXSON DENVER LICENSE, INC.                            Florida      65-0645191
PAXSON DES MOINES LICENSE, INC.                        Florida      65-0813637
PAXSON DETROIT LICENSE, INC.                           Florida      65-0735190
PAXSON DEVELOPMENT, INC.                               Florida      65-0860488
PAXSON FAYETTEVILLE LICENSE, INC.                      Florida      65-0771656
PAXSON FRESNO LICENSE, INC.                            Florida      65-0742709
PAXSON GREENSBORO LICENSE, INC.                        Florida      65-0653901
PAXSON GREENVILLE LICENSE, INC.                        Florida      65-0813243
PAXSON HAWAII LICENSE, INC.                            Florida      65-0754523
PAXSON HOUSTON LICENSE, INC.                           Florida      76-0461475
PAXSON JACKSONVILLE LICENSE, INC.                      Florida      65-0903781
PAXSON JAX LICENSE, INC.                               Florida      65-1004850
PAXSON KANSAS CITY LICENSE, INC.                       Florida      65-0712711
PAXSON KNOXVILLE LICENSE, INC.                         Florida      65-0829210
PAXSON LEXINGTON LICENSE, INC.                         Florida      65-0826033

PAXSON LOS ANGELES LICENSE, INC.                       Florida      59-3295992
PAXSON MERCHANDISING & LICENSING, INC.                 Florida      65-0926836
PAXSON MIAMI-35 LICENSE, INC.                          Florida      65-0752329
PAXSON MINNEAPOLIS LICENSE, INC.                       Florida      59-3295988
PAXSON MOBILE LICENSE, INC.                            Florida      65-0815806
PAXSON NEW YORK LICENSE, INC.                          Florida      65-0611721
PAXSON NORFOLK LICENSE, INC.                           Florida      65-1086982
PAXSON OKLAHOMA CITY LICENSE, INC.                     Florida      65-0741346
PAXSON ORLANDO LICENSE, INC.                           Florida      65-0806278
PAXSON PHILADELPHIA LICENSE, INC.                      Florida      59-3283730
PAXSON PHOENIX LICENSE, INC.                           Florida      65-0625873
PAXSON PORTLAND LICENSE, INC.                          Florida      65-0812841
PAXSON PRODUCTIONS, INC.                               Florida      65-0860490
PAXSON ROANOKE LICENSE, INC.                           Florida      65-0741692
PAXSON SACRAMENTO LICENSE, INC.                        Florida      65-0685878
PAXSON SALEM LICENSE, INC                              Florida      65-0826037
PAXSON SALT LAKE CITY LICENSE, INC.                    Florida      65-0748582
PAXSON SAN ANTONIO LICENSE, INC.                       Florida      65-1086981
PAXSON SAN JOSE LICENSE, INC.                          Florida      59-3283733
PAXSON SCRANTON LICENSE, INC.                          Florida      65-0735746
PAXSON SEATTLE LICENSE, INC.                           Florida      65-0686136
PAXSON SHREVEPORT LICENSE, INC.                        Florida      65-0813247
PAXSON SPOKANE LICENSE, INC.                           Florida      65-0815800
PAXSON SPORTS OF MIAMI, INC.                           Florida      59-3227303
PAXSON ST. CROIX LICENSE, INC.                         Florida      65-0815808
PAXSON SYRACUSE LICENSE, INC.                          Florida      65-0795915
PAXSON TAMPA-66 LICENSE, INC.                          Florida      65-0752325
PAXSON TELEVISION PRODUCTIONS, INC.                    Florida      65-0791898
PAXSON TELEVISION, INC.                                Florida      65-0902915
PAXSON TENNESSEE LICENSE, INC.                         Florida      65-0744418
PAXSON TULSA LICENSE, INC.                             Florida      65-0829209
PAXSON WASHINGTON LICENSE, INC.                        Florida      59-3319719
PAXSON WAUSAU LICENSE, INC.                            Florida      65-0834744
PCC DIRECT, INC.                                       Florida      65-0684251
RDP COMMUNICATIONS LICENSE OF INDIANAPOLIS, INC.       Florida      65-0866576
RDP COMMUNICATIONS OF INDIANAPOLIS, INC.               Florida      65-0866575
RDP COMMUNICATIONS, INC.                               Florida      65-0860333
TRAVEL CHANNEL ACQUISITION CORPORATION                 Florida      65-0766049


601 Clearwater Park Road
West Palm Beach, Florida                                33401
(Address of principal executive offices)             (Zip code)


                                   ----------

               12-1/4% Senior Subordinated Discount Notes due 2009
                       (Title of the indenture securities)

================================================================================

1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

    Superintendent of Banks of the State of       2 Rector Street, New York,
    New York                                      N.Y. 10006, and Albany,
                                                  N.Y. 12203

    Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                  N.Y. 10045

    Federal Deposit Insurance Corporation         Washington, D.C. 20429

    New York Clearing House Association           New York, New York 10005

    (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of March, 2002.

                                       THE BANK OF NEW YORK



                                       By: /s/ Ming Shiang
                                           -------------------------------------
                                           Name:  Ming Shiang
                                           Title: Vice President

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                   In Thousands
                                                                  --------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...........    $ 3,238,092
   Interest-bearing balances ...................................      5,255,952
Securities:
   Held-to-maturity securities .................................        127,193
   Available-for-sale securities ...............................     12,143,488
Federal funds sold and Securities purchased under
   agreements to resell ........................................        281,677
Loans and lease financing receivables:
   Loans and leases held for sale ..............................            786
   Loans and leases, net of unearned
     income.....................................................     46,206,726
   LESS: Allowance for loan and
     lease losses...............................................        607,115
   Loans and leases, net of unearned
     income and allowance ......................................     45,599,611
Trading Assets .................................................      9,074,924
Premises and fixed assets (including capitalized
   leases) .....................................................        783,165
Other real estate owned ........................................            935
Investments in unconsolidated subsidiaries and
   associated companies ........................................        200,944
Customers' liability to this bank on acceptances
   outstanding .................................................        311,521
Intangible assets
   Goodwill ....................................................      1,546,125
   Other intangible assets .....................................          8,497
Other assets ...................................................      8,761,129
                                                                    -----------
Total assets ...................................................    $87,334,039
                                                                    ===========

LIABILITIES
Deposits:
   In domestic offices .........................................    $28,254,986
   Noninterest-bearing..........................................     10,843,829
   Interest-bearing.............................................     17,411,157
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ....................................     31,999,406
   Noninterest-bearing..........................................      1,006,193
   Interest-bearing.............................................     30,993,213
Federal funds purchased and securities sold under
   agreements to repurchase ....................................      6,004,678
Trading liabilities ............................................      2,286,940
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ...................................      1,845,865
Bank's liability on acceptances executed and
   outstanding .................................................        440,362
Subordinated notes and debentures ..............................      2,196,000
Other liabilities ..............................................      7,606,565
                                                                    -----------
Total liabilities ..............................................    $80,634,802
                                                                    ===========

EQUITY CAPITAL
Common stock ...................................................      1,135,284
Surplus ........................................................      1,050,729
Retained earnings ..............................................      4,436,230
Accumulated other comprehensive income .........................         76,292
Other equity capital components ................................              0
Total equity capital ...........................................      6,698,535
                                                                      ---------
Total liabilities and equity capital ...........................    $87,334,039
                                                                    ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                          Thomas J. Mastro,
                                          Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                          Directors